UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 29,2004


                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                     1-14164                  95-3518892
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)



             401 NORTH WABASH AVENUE, SUITE 740
                        CHICAGO, IL                                 60611
          (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (312) 321-2299



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  Exhibit 99.1   Press Release dated July 29, 2004.

                  Exhibit 99.2 Opinion of Vice Chancellor Strine dated July 29, 2004.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On July 29, 2004. Vice Chancellor Leo Strine, Jr. issued a ruling denying Hollinger Inc.'s motion for a preliminary injunction against the closing of Hollinger International Inc.'s sale of its subsidiary, the Telegraph Group Limited, to Press Acquisitions Limited. Hollinger Inc. had claimed that such a sale would constitute a sale of substantially all of the assets of Hollinger International Inc. (the "Company") within the meaning of the Delaware General Corporation law and, as such, needed a vote of the shareholders of the Company. The case is HOLLINGER INC. V. HOLLINGER INTERNATIONAL (C.A. No. 543-N) in Delaware Chancery court. A copy of the Company's press release announcing the decision is attached as Exhibit 99.1 and a copy of the opinion is attached as
Exhibit 99.2.

           The Company previously announced that there would be a delay in the filing of its financial statements for the fiscal year ended December 31, 2003 and the first quarter of 2004, noting that the Special Committee formed by the Company's Board of Directors to investigate, among other things, certain management fees and purported non-compete payments made to Hollinger Inc., the Company's former Chairman, Conrad Black, and other executives, has not yet issued its final report. The opinion of Vice Chancellor Strine, however, contains certain preliminary and unaudited 2003 financial data of the Company and certain of its operations, which are relevant to the issues raised in the litigation. The Company is including V.C. Strine's opinion as an exhibit to this Form 8-K. The preliminary and unaudited financial information relating to the Company and its subsidiaries in the opinion is not to be considered an earnings release as the information discussed in the court proceedings was prepared primarily for use in the Company's Strategic Process and was based upon management estimates. Accordingly, this information is subject to change based upon the audit of the Company's financials after completion of the Special Committee's report.

           The Company is not able to reconcile any preliminary unaudited financial information contained in the opinion to GAAP numbers, as the latter are not currently available for the reasons noted above.

           The closing of the sale of the Telegraph Group is scheduled for July 30, 2004 in London.

           The information contained in this report, including the exhibit attached hereto, is also intended to be furnished under Item 9 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HOLLINGER INTERNATIONAL INC.
                                                  (Registrant)


Date: July 30, 2004                       By: /s/ James R. Van Horn
                                              ----------------------------
                                              Name:  James R. Van Horn
                                              Title: VP, General Counsel
                                                     and Secretary


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                                  EXHIBIT INDEX



EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

Exhibit 99.1            Press Release dated July 29, 2004.

Exhibit 99.2            Opinion of Vice Chancellor Strine dated July 29, 2004.